Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kelly Services, Inc. (the “Company”) on Form 10-K for the period ended December 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Olivier G. Thirot, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2019
/s/ Olivier G. Thirot
Olivier G. Thirot

Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Kelly Services, Inc. and will be retained by Kelly Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.